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                                                               EXHIBIT 23.1
                                                               ------------




                       CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated January 15, 2002, with respect to the consolidated financial statements of Mississippi Valley Bancshares, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 2001, filed with the Securities and Exchange Commission.


/s/ Ernst & Young, LLP


St. Louis, Missouri
May 8, 2002